Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	INCOME TAXES
The components of the net loss before income taxes, determined by jurisdiction, for the years ended December 31, 2021 and 2020 were as follows (in thousands):

	Year Ended December 31,
	2021	2020
United States	$(339,094)	$(14,294)
Foreign	817	350

Loss before income taxes	$(338,277)	$(13,944)

The provision for income taxes for the years ended December 31, 2021 and 2020 were as follows (in thousands):

	Year Ended December 31,
	2021	2020
Current
State	$22	$8
International	146	69

Total current tax expense	168	77
United States	—	—
International	(385)	—

Total deferred tax expense	(385)	—

Total tax expense	$(217)	$77

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
The components of the deferred tax assets for the years ended December 31, 2021 and 2020 consisted of the following (in thousands):

	Year Ended December 31,
	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$41,555	$29,734
Research and development credits carryforward	6,858	5,009
Accruals	317	988
Other	348	62
Interest expense carryforward	562	566
Fixed assets	112	128
Stock-based compensation	10,580	604

Total deferred tax assets	$60,332	$37,091

Less: valuation allowance	(56,344)	(35,023)
Deferred tax liabilities:
Intangibles	(3,214)	(1,876)
Deferred commissions	(389)	(192)

Total deferred tax liabilities	(3,603)	(2,068)

Net deferred tax assets	$385	$—

The table below presents the changes in the valuation allowance for deferred tax assets for the years ended December 31, 2021 and 2020 (in thousands):

Description	Balance at beginning of period	Additions charges to costs and expenses	Write-offs and deductions	Balance at end of period
Valuation allowance for deferred tax assets
For the Year Ended December 31, 2021	35,023	21,321	—	56,344
For the Year Ended December 31, 2020	31,081	3,942	—	35,023
Net operating loss and tax credit carryforwards as of December 31, 2021 were as follows (in thousands):

	Amount	Expiration Years
NOLs, federal (Post December 31, 2017)	$108,007	Do Not Expire
NOLs, federal (Pre January 1, 2018)	61,397	12/31/2031
NOLs, state	89,392	12/31/2032
Tax credits, federal	7,378	12/31/2032
Tax credits, state	$5,130	Do Not Expire
The effective tax rate of the Company’s provision for income taxes differed from the federal statutory rate as of December 31, 2021 and 2020, and was as follows:

	Year Ended December 31,
	2021	2020
Statutory federal income benefit rate	21.0%	21.0%
State income tax rate	1.1	7.0
Change in valuation allowance	(6.3)	(28.3)
Research and development credits	0.3	2.9
Other	(4.2)	(0.8)
Convertible notes — nondeductible	—	(1.6)
Stock-based compensation	(0.2)	(0.9)
Change in fair value of contingent earn-out liability	(8.7)	—
Change in fair value of warrants liabilities	(3.0)	—
Foreign rate differential	0.1	—

Effective tax rate	0.1%	(0.6)%

The Company had net operating loss carryovers (“NOLs”) for federal and state income tax purposes of approximately, $169.4 million and $89.4 million, respectively, as of December 31, 2021. $61.4 million of federal NOLs will expire beginning in 2031, while $108.0 million generated after the Tax Cuts and Jobs Act (the “TCJA”), will have an indefinite life. The state NOLs will expire if unused in years 2031 through 2032.
The Company’s utilization of NOLs is subject to an annual limitation due to ownership changes that have occurred previously or that could occur in the future as provided in Section 382 of the Code (“Section 382”), as well as similar state provisions. Section 382 limits the utilization of NOLs when there is a greater than 50% change of ownership as determined under the regulations. Since its formation, the Company has raised capital through the issuance of capital stock and various convertible instruments which, combined with the purchasing shareholders’ subsequent disposition of these shares, has resulted in multiple ownership changes as defined by Section 382, and could result in an ownership change in the future upon subsequent disposition. The Company has not undertaken an analysis of whether the Merger constituted an “ownership change” for purposes of Section 382 and Section 383 of the U.S. Tax Code. Our ability to utilize our net operating loss carryforwards and other tax attributes to offset future taxable income or tax liabilities may be limited as a result of ownership changes, including changes in connection with the Merger or other transactions. The Company’s utilization of NOLs may also be adversely affected by future changes in federal and state tax laws and regulations. As of December 31, 2021, the Company has not undertaken any analyses in respect of Section 382 to determine the annual limitation and if any of the tax attributes are subject to a permanent limitation.
In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon future generation for taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. In making such determination, the Company considered all available positive and negative evidence and continued to conclude that as of December 31, 2021, it is not more likely than not that the Company will realize the benefits of its remaining net deferred tax assets and no valuation allowance should be released in the current period. As of December 31, 2021, the Company has a valuation allowance for federal, state, and foreign deferred tax assets that the Company believes will, more likely than not, be unrealizable.
The Company evaluated the provisions of ASC 740 related to the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. ASC 740 prescribes a comprehensive model for how a company should recognize, present, and disclose uncertain positions that the Company has taken or expects to take in its tax return. For those benefits to be recognized, a tax position must be more-likely-than-not
to be sustained upon examination by taxing authorities. Differences between tax positions taken or expected to be taken in a tax return and the net benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits.” A liability is recognized (or amount of net operating loss carry forward or amount of tax refundable is reduced) for unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.
If applicable, interest costs related to the unrecognized tax benefits are required to be calculated and would be classified as income tax expenses in the Consolidated Statement of Operations. Penalties would be recognized as a component of “Selling, general and administrative expenses” in the Consolidated Statement of Operations.
A reconciliation of the Company’s unrecognized tax benefits for the years ended December 31, 2021 and 2020, was as follows (in thousands):

	Year Ended December 31,
	2021	2020
Unrecognized tax benefits — beginning	$3,662	$2,906
Gross Increases — prior-year unrecognized tax benefits	—	—
Gross Increases — current-year unrecognized tax benefits	1,341	756

Unrecognized tax benefits — ending	$5,003	$3,662

The entire amount of the unrecognized tax benefits would not impact the Company’s effective tax rate if recognized. During the years ended December 31, 2021 and 2020, the Company did not recognize accrued interest and penalties related to unrecognized tax benefits. The Company does not anticipate that the amount of existing unrecognized tax benefits will significantly increase or decrease during the next 12 months.
The Company files income tax returns in the U.S. federal and state jurisdictions. Due to net operating loss carryforwards, all years since the inception of incorporation remain open for income tax authorities’ examination. The Company is not currently under examination by income tax authorities in federal, state, or other foreign
jurisdictions.